SPARK NETWORKS® ANNOUNCES INFORMATION REGARDING 2014 ANNUAL MEETING OF STOCKHOLDERS

LOS ANGELES, Calif., March 26, 2014 – Spark Networks, Inc. (NYSE MKT: LOV), a leader in creating niche-focused brands that build and strengthen the communities they serve, announced today certain information related to its 2014 Annual Meeting of Stockholders. The 2014 Annual Meeting is expected to be held on Wednesday, June 18, 2014. At the meeting, stockholders of record as of Monday, April 28, 2014, will be asked to vote on the matters outlined in Spark Networks’ proxy materials to be filed with the Securities and Exchange Commission (the “SEC”). The Company has also received notice that certain stockholders intend to nominate candidates for director and present certain stockholder proposals at the meeting, in each case under the Company’s bylaws. The Spark Networks Board of Directors will present its recommendation regarding each of the matters to be considered at the meeting, including any matters properly brought before the meeting by stockholders, in its definitive proxy materials, including a WHITE proxy card, which will be filed with the SEC and disseminated to stockholders.

Safe Harbor Statement:

This press release contains forward-looking statements. Any statements in this news release that are not statements of historical fact may be considered to be forward-looking statements. Written words, such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” or variations of these or similar words, identify forward-looking statements. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. There are a number of factors that could cause actual results and developments to differ materially, including, but not limited to our ability to: attract members; convert members into paying subscribers and retain our paying subscribers; develop or acquire new product offerings and successfully implement and expand those offerings; keep pace with rapid technological changes; maintain the strength of our existing brands and maintain and enhance those brands; continue to depend upon the telecommunications infrastructure and our networking hardware and software infrastructure; estimate on-going general and administrative costs, and obtain financing on acceptable terms. For a discussion of these and further risks and uncertainties, please see our filings with the SEC. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our public filings with the SEC also are available from commercial document retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

About Spark Networks, Inc.:

The Spark Networks portfolio of consumer Web sites includes, among others, JDate®.com (www.jdate.com), ChristianMingle®.com (www.christianmingle.com), Spark®.com (www.spark.com), BlackSingles.com® (www.blacksingles.com), and SilverSingles®.com (www.silversingles.com).

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Spark Networks, Inc. (the “Company”), its directors and certain of its executive officers and employees are considered to be participants in the solicitation of proxies from stockholders in connection with the matters to be presented at the Company’s 2014 Annual Meeting. The Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from its stockholders and will furnish a definitive proxy statement to its stockholders along with a WHITE proxy card when they become available. SPARK NETWORKS, INC. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Company’s 2014 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at www.spark.net, by writing to Spark Networks, Inc. at 11150 Santa Monica Blvd., Suite 600, Los Angeles, CA 90025, or by contacting Georgeson Inc. at 888-293-6812 or sparknetworks@georgeson.com.

For More Information

Investors:

Addo Communications

Laura Bainbridge, Kimberly Esterkin

laurab@addocommunications.com; kimberlye@addocommunications.com

310-829-5400

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